Exhibit 32.3

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shawn Chemtov, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterlyl Report of MJ Holdings, Inc. on Form 10-Q for the period ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MJ Holdings, Inc.

Dated: May 14, 2014	/s/ Shawn Chemtov
	Name:	Shawn Chemtov
	Title:	Co-Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to MJ Holdings, Inc. and will be retained by MJ Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.